SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 19, 2004

SIPEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27892	95-4249153

(State of incorporation)	(Commission file number)	(IRS. Employer Identification No.)

233 South Hillview Drive
Milpitas, CA 95053

(Address of principal executive offices)

(408) 934-7500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press release dated February 19, 2004, re-issuing SIPEX Corporation’s results for the fourth quarter and fiscal year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

     On February 19, 2004, SIPEX Corporation (the “Registrant”) issued a press release (the “Press Release”) re-issuing its results for the fourth quarter and fiscal year ended December 31, 2003. The full text of the Press Release is attached as Exhibit 99.1. The Press Release supersedes in all respects the press release regarding results issued by the Registrant on February 18, 2004 (the “Prior Release”). The Press Release corrects certain numbers set forth in the Prior Release and includes financial tables that were not included with the Prior Release.

     The information contained in this Item 12 of this Form 8-K, including the related information contained in the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION (Registrant)
Dated: February 23, 2004	By:	/s/ Phillip A. Kagel
Phillip A. Kagel
Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated February 19, 2004, re-issuing the Registrant’s results for the fourth quarter and fiscal year ended December 31, 2003.